EXHIBIT 99.1

MPM Holdings Inc. Enters into Agreement to be Acquired by Investor Group
Consisting of SJL Partners, KCC Corporation and Wonik QnC Corporation

Transaction Valued at Approximately $3.1 Billion

WATERFORD, NY & SEOUL, September 13, 2018– MPM Holdings Inc. (“Momentive” or the “Company”) (OTCQX: MPMQ), a global silicones and advanced materials company, and SJL Partners LLC (“SJL”), KCC Corporation (KS: 002380) (“KCC”) and Wonik QnC Corporation (KOSDAQ: 074600) (“Wonik”) (collectively, the “Investor Group”), today announced that they have entered into a definitive merger agreement whereby the Investor Group will acquire Momentive in a transaction valued at approximately $3.1 billion, including the assumption of net debt, pension and OPEB liabilities.

Based in Waterford, New York, Momentive develops and manufactures specialty silicones and silanes, as well as fused quartz and specialty ceramics products. Momentive has a more than 75-year track record of creating products and solutions to serve more than 4,000 customers in over 100 countries. The Company has a global network of 24 production sites and 12 research and development facilities.

“Today’s announcement is the result of a thoughtful and comprehensive review of the strategic growth and value creation opportunities available to the Company,” said Jack Boss, Chief Executive Officer and President at Momentive. “We believe this is a great outcome for all of our stakeholders, delivering maximum value to our stockholders while positioning the Company for long-term growth and future job creation that will benefit our talented employees across the globe, customers and suppliers. The transaction will not only allow our silicones and quartz businesses to benefit from KCC and Wonik’s industry expertise but will also further enhance Momentive’s global leadership position by expanding our portfolio of products, broadening our geographic reach and strengthening our financial position. We look forward to partnering with the exceptional teams at KCC, Wonik and SJL after the transaction closes to continue providing specialized products and services to our global customers.”

Steve Lim, Chairman and Managing Partner of SJL, representing the Investor Group said, “On behalf of KCC, Wonik and SJL, we are eager to begin this partnership with Jack and the Momentive team. As a result of this highly strategic transaction the combined company will have superior capabilities to better compete in today’s global market. The combination of Momentive’s leading product portfolios, KCC and Wonik’s reach into an expanded geographical market and SJL’s solid investment backing and private equity expertise will further position the Company for long-term success.”

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of Momentive, KCC and Wonik, the investment committee of SJL and by requisite vote of Momentive’s stockholders, the Investor Group will assume Momentive’s net debt obligations subject to minimum closing cash requirements of $250 million. Momentive stockholders will receive $32.50 for each share of common stock they own subject to minimum closing cash requirements.

The transaction will be financed through a combination of cash and new debt that will be put in place at closing. The transaction is not subject to any financing contingency and is expected to close in the first half of 2019, subject to regulatory approvals and other customary closing conditions.

Goldman Sachs & Co LLC and Moelis & Company LLC are serving as financial advisors to Momentive. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as primary legal counsel to Momentive. UBS Investment Bank is serving as financial advisor to the Investor Group, and Greenberg Traurig, LLP is serving as legal counsel.

About Momentive
Momentive is a global leader in silicones and advanced materials, with a more than 75-year heritage of being first to market with performance applications that support and improve everyday life. Momentive delivers science-based solutions for major industries, by linking its custom technology platforms to allow the creation of unique solutions for customers. Additional information is available at www.momentive.com.

About KCC Corporation
Based in Seoul, South Korea, KCC Corporation is a leading chemicals manufacturer in Korea, specializing in paints, building materials and specialty materials. It also engages in the silicones business for developing products in the fields of specialized paints and precision chemical engineering. KCC Corporation was founded in 1958 and is headquartered in Seoul, South Korea. Additional information is available at www.kccworld.co.kr/eng/main.do.

About Wonik QnC Corporation
Wonik QnC Corporation manufactures and sells quartz and ceramic wares used in the production of semiconductor wafers. The company’s Quartz division provides quartz wares used in the production of semiconductor IC’s, as well as products used in the production of semiconductors, LCDs, LEDs, and solar cells. Its Ceramic division offers ceramics materials, including aluminum nitride, silicon carbide, and boron nitride composite. Wonik QnC Corporation was founded in 1983 and is headquartered in Gumi, South Korea. Additional information is available at www.wonikqnc.com/eng/.

About SJL Partners
SJL is a private equity investment manager focused on partnership investments with market-leading strategic companies to support their organic and inorganic growth, including bolt-on acquisitions. SJL’s portfolio includes investment into Celltrion Holdings, Korea’s leading biosimilar drug manufacturer, and Vigevano, one of the earliest distributors of leading fashion brands and leather goods in Korea. Additional information is available at www.sjlpartners.com.

Forward-Looking and Cautionary Statements

Certain statements in this press release are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related   to the benefits and anticipated timing of the merger transaction and expectations or predictions of future financial or business performance.   In addition, our management may from time to time make oral forward-looking statements.  All statements, other than statements of historical facts, are forward-looking statements.  Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions.  Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy, the merger agreement, and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans.  Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, this press release, and our other filings with the Securities and Exchange Commission (the “SEC”).  While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the impact of work stoppage and other incidents on our operations, changes in governmental regulations or interpretations thereof and related compliance and litigation costs, adverse rulings in litigation, difficulties with the realization of our cost savings in connection with strategic initiatives, including transactions with our affiliate, Hexion Inc., pricing actions by our competitors that could affect our operating margins, the impact of our growth and productivity investments, our ability to realize the benefits there from, and the timing thereof, our ability to obtain additional financing, and risks related to the merger agreement including the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the proposed merger may not be satisfied or may not be satisfied in a timely manner, the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized, potential customer losses and business disruption following the announcement or consummation of the proposed transaction, potential litigation relating to the merger transaction, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally,   and the other factors listed in the Risk Factors section of our SEC filings.  All forward-looking statements are expressly qualified in their entirety by this cautionary notice.  The forward-looking statements made by us speak only as of the date on which they are made.  Factors or events that could cause our actual results to differ may emerge from time to time.  We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contact

Momentive
Media and Investors:
John Kompa, 614-225-2223
john.kompa@momentive.com

Jon Keehner / Ed Trissel / Tim Ragones
Joele Frank, Wilkinson Brimmer Katcher
212.355.4449

Investor Group
JP Park
SJL Partners
+82-2-6911-9701
jppark@sjlpartners.com